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                                                            Exhibit 10(v)(a)(4)



                    NOTE MODIFICATION AND SEVERANCE AGREEMENT

         THIS NOTE MODIFICATION AND SEVERANCE AGREEMENT (this "AGREEMENT") made as of the 26th day of November, 2001, between ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652 (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER") and JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017 ("LENDER").

                              W I T N E S S E T H:

         WHEREAS, Lender is the lawful owner and holder of the Amended, Restated and Consolidated Promissory Note dated as of May 31, 2001 between Borrower and Lender in the original principal sum of Two Hundred Twenty Three Million and No/100 Dollars ($223,000,000.00) (the "ORIGINAL NOTE") which Original Note is secured by that certain Amended, Restated and Consolidated Mortgage and Security Agreement dated May 31, 2001, executed by Borrower for the benefit of Lender (the "SECURITY INSTRUMENT") encumbering the premises described therein (collectively, the "PREMISES") and which Original Note and Security Instrument evidence and secure a loan in the amount of $223,000,000.00 to Borrower (the "Loan"); and

         WHEREAS, Lender and Borrower have agreed to split the indebtedness evidenced by the Original Note into three separate and distinct obligations of indebtedness evidenced by: (a) that certain Amended and Restated Promissory Note A1 date as of the date hereof in the principal sum of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), executed and delivered by Borrower to Lender simultaneously herewith (as the same may be amended, restated, replaced, supplemented, substituted or otherwise modified from time to time "NOTE A1"); (b) that certain Amended and Restated Promissory Note A2 dated as of the date hereof in the principal sum of FIFTY MILLION and No/100 Dollars ($50,000,000.00), executed and delivered by Borrower to Lender simultaneously herewith (as the same may be amended, restated, replaced, supplemented, substituted or otherwise modified from time to time "NOTE A2"); and (c) that certain Amended and Restated Promissory Note B to be dated as of the date hereof in the principal sum of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53), executed and delivered by Borrower to Lender simultaneously herewith (as the same may be amended, restated, replaced, supplemented, substituted or otherwise modified from time to time "NOTE B"; Note A1, Note A2 and Note B are collectively hereinafter referred to as the "NOTES").

         NOW THEREFORE, in consideration of the Premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                              ARTICLE 1: SEVERANCE

                  Effective as of the date hereof, the outstanding principal balance of the indebtedness evidenced by the Original Note in the amount of TWO HUNDRED TWENTY-TWO MILLION FIFTY ONE THOUSAND SEVEN HUNDRED EIGHTY THREE and 53/100 Dollars ($222,051,783.53) shall be, and is hereby, severed into three portions such that the principal indebtedness of (A) Note A1 equals NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), (B) Note A2 equals FIFTY MILLION and No/100 Dollars ($50,000,000.00), and (C) Note B equals EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53).

                            ARTICLE 2: PAYMENT TERMS

                  (a) For the aggregate of Note A1, Note A2 and Note B, Borrower shall pay (i) an aggregate constant payment of $1,601,607.36 on December 10, 2001 and on the tenth (10th) day of each calendar month thereafter up to and including the tenth (10th) day of May, 2011 (each, a "MONTHLY DEBT SERVICE Payment") and (ii) an amount equal to the balance of the principal sum, all interest thereon and all other amounts due on the Notes, the Security Instrument and the Other Security Documents on the tenth (10th) day of June, 2011 (the "MATURITY DATE"). Each such payment is to be applied in the following order and priority:

                  (i) First, to the payment of interest then due on Note A1 computed at the Applicable Interest Rate and the payment of interest then due on Note A2 computed at the Applicable Interest Rate, on a pro-rata basis (based on the then outstanding principal balance of Note A1 and Note A2) until such interest due on both notes is paid in full. The interest then due on such notes shall equal the amounts set forth on the amortization schedule attached hereto as Exhibit A (the "AMORTIZATION SCHEDULE");

                  (ii) Second, to the reduction of the principal sum of Note A1 and to the reduction of the principal sum on Note A2, on a pro-rata basis (based on the then outstanding principal balance of Note A1 and Note A2). The principal payment then due on such notes shall equal the amounts set forth on the Amortization Schedule;

                  (iii) Third, to the payment of interest then due on Note B computed at the Applicable Interest Rate until such interest is paid in full. The interest then due on such note shall equal the amount set forth on the Amortization Schedule; and

                  (iv) Fourth, provided the outstanding principal balance of each of Note A1 and Note A2 is zero, to the reduction of the principal sum of Note B.

                  (b) The term "MONTHLY PAYMENT DATE" shall mean the tenth day of each calendar month prior to the Maturity Date. If the Maturity Date or any Monthly Payment Date or if the day when any payment required under any of the Notes or the Security Instrument or the Other Loan Documents does not fall on a Business Day, then the Maturity Date or such Monthly Payment Date, or such other date as applicable, will deemed to be the Business Day immediately preceding such day. Interest on the principal sum of each Note shall be calculated by multiplying the actual number of days elapsed in the applicable period by a daily rate based on a


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three hundred sixty (360) day year. The interest accrual period for the Monthly
Debt Service Payment due on December 10, 2001 shall commence on and include November 10, 2001 and shall end on and include December 9, 2001. Each interest accrual period after such period shall commence on the tenth (10th) day of each calendar month during the term of the Notes and shall end on and include the ninth (9th) day of the next occurring calendar month.

                              ARTICLE 3: INTEREST

                  The term "APPLICABLE INTEREST RATE" as used in the Security Instrument, the Notes, this Agreement and the Other Security Documents shall mean an interest rate equal to seven and four hundred sixty-two thousandths percent (7.462%) per annum.

                                ARTICLE 4: DEBT

                  (a) The whole of the principal sum of the Notes, (b) interest, default interest, late charges and other sums, as provided in the Notes, the Modification Agreement, the Security Instrument or the Other Security Documents,
(c) all other monies agreed or provided to be paid by Borrower with respect to the Notes, the Modification Agreement, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "DEBT") shall without notice become immediately due and payable at the option of Lender if an Event of Default (as defined in the Security Instrument) has occurred.

                          ARTICLE 5: DEFAULT INTEREST

                  Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal per annum to the lesser of (a) four percent (4%) plus the Applicable Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "DEFAULT RATE"). In the event the Default Rate becomes applicable, Lender shall have the right to adjust the amounts reflected in the Amortization Schedule to account for such Default Rate. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                        ARTICLE 6: REPAYMENT; DEFEASANCE

                  (a) The principal balance of the Notes may not be prepaid in whole or in part prior to the Maturity Date except as expressly permitted pursuant to sub-paragraph (l) hereof.


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                  (b) Subject to compliance with and satisfaction of the terms and conditions of this Article 6, Borrower may elect, after the Lockout Period Expiration Date (defined below), to either (i) defease all of the outstanding principal balance of the Notes (a "COMPLETE DEFEASANCE"), or (ii) defease a portion of the Notes (a "PARKING DEFEASANCE"; together with a Complete Defeasance hereinafter, a "DEFEASANCE") in an amount equal to the Parking Release Amount (defined below). If Borrower has elected a Complete Defeasance, Borrower shall be entitled to a release (a "COMPLETE RELEASE") of the Property from the lien of the Security Instrument and a return of all escrows held by or on behalf of Lender with respect to the Loan upon delivery to Lender as security for the payment of all interest and principal due and to become due pursuant to the Notes throughout the term thereof (including the immediately succeeding Monthly Payment Date and assuming the Notes are paid in full three (3) months prior to the Maturity Date) of Defeasance Collateral (defined below) sufficient to generate the Scheduled Defeasance Payments (defined below). If the Borrower has elected a Parking Defeasance, Borrower shall be entitled to a partial release (the "PARKING RELEASE") of the Parking Land (as defined in the Security Instrument) from the lien of the Security Instrument (a "PARKING RELEASE"; together with a Complete Release, a "RELEASE") upon delivery to Lender as security for the payment of all interest and principal due and to become due pursuant to the Parking Note (defined below) throughout the term thereof (including the immediately succeeding Monthly Payment Date and assuming the Parking Note is paid in full three months prior to the Maturity Date) of Defeasance Collateral sufficient to generate the Scheduled Defeasance Payments. "LOCKOUT PERIOD EXPIRATION DATE" shall mean the earlier to occur of (i) June 10, 2004, or (ii) the second anniversary of the "startup day" within the meaning of
Section 860G(a)(9) of the IRS Code (defined below) of a REMIC Trust established in connection with the last Securitization involving any portion of the Loan (defined below). "PARKING RELEASE AMOUNT" shall mean an amount equal to Nine Million One Hundred Seventy Nine Thousand and No/100 Dollars ($9,179,000.00). In the event of a Parking Defeasance, the outstanding principal balance of Note A1 and Note A2 will be reduced pro-rata (based on the then outstanding principal balance of Note A1 and Note A2), in an amount equal to the Parking Release Amount until Note A1 and Note A2 are paid in full and any remaining unapplied amounts shall be applied to reduce the principal balance of Note B, such reductions will be a total sum equal to Parking Release Amount.

                  (c) As a condition precedent to a Defeasance, and prior to any Release, Borrower shall have complied with all of the following:

                  (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender of the Monthly Payment Date upon which it intends to effect a Defeasance hereunder (the "DEFEASANCE DATE"), which notice shall state whether such Defeasance is for a Complete Defeasance or a Parking Defeasance;

                  (ii) All accrued and unpaid interest and all other sums due and payable under the Notes, the Security Instrument and the Other Security Documents up to the Defeasance Date shall be paid in full on or prior to the Defeasance Date;

                  (iii) The Notes or the Parking Note, as applicable, shall thereafter be secured by the Defeasance Collateral delivered in connection with the Defeasance. After a Complete Defeasance of the Notes or a Parking Defeasance, the Notes or the Parking


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         Note, as applicable, shall not be prepaid in whole or in part or be the subject of any further Defeasance. In the event of a Parking
         Defeasance, Borrower shall prepare all necessary documents to modify, amend and restate the applicable Notes in the reduced amounts as determined in accordance with Article 4(b) above and issue a substitute note for a portion of the outstanding principal balance of Note A1 ("PARKING NOTE A1"), Note A2 ("PARKING NOTE A2") and Note B ("PARKING NOTE B") as applicable under Article 4(b) above, in a total amount equal to Parking Release Amount (Parking Note A1, Parking Note A2, Parking Note B are collectively referred to as the "PARKING NOTE"). The Parking Note shall otherwise have terms identical to the corresponding Notes other than as may be necessary to reflect the Parking Defeasance. In connection with any such Parking Defeasance, the Monthly Debt
         Service Payment Amount due under the Notes and under the Parking Note shall be recomputed at the Applicable Interest Rate and the outstanding principal balance of the Notes, and the Parking Note, as applicable, remaining following such Parking Defeasance, based upon an amortization schedule of twenty-seven (27) years less the period from June 1, 2001 to the date of such Parking Defeasance.

                  (iv) Borrower shall execute and deliver to Lender any and all certificates, opinions, documents or instruments that may be required by a prudent lender in connection with the Defeasance and Release, including, without limitation, a pledge and security agreement satisfactory to a prudent lender creating a first priority lien on the Defeasance Collateral (a "DEFEASANCE SECURITY AGREEMENT");

                  (v) Borrower shall have delivered to Lender an opinion of Borrower's counsel in form and substance that would be satisfactory to a prudent lender stating (A) that the Defeasance Collateral and the proceeds thereof have been duly and validly assigned and delivered to Lender and that Lender has a valid, perfected, first priority lien and security interest in the Defeasance Collateral delivered by Borrower and the proceeds thereof, and (B) that if the holder of the Notes or the Parking Note shall at the time of the Release be a REMIC (defined below), (1) the Defeasance Collateral has been validly assigned to the REMIC Trust which holds the Notes (the "REMIC TRUST"), (2) the Defeasance has been effected in accordance with the requirements of Treasury Regulation 1.860(g)-2(a)(8) (as such regulation may be amended or substituted from time to time) and will not be treated as an exchange pursuant to Section 1001 of the IRS Code and (3) the tax qualification and status of the REMIC Trust as a REMIC will not be adversely affected or impaired as a result of the Defeasance. The term "REMIC" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the IRS Code. "IRS CODE" shall mean the United States Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations;

                  (vi) Borrower shall have delivered to Lender in connection with a Complete Defeasance only written confirmation from the Rating Agencies (defined in the Security Instrument) that such Defeasance will not result in a withdrawal, downgrade or qualification of the then current ratings by the applicable Rating Agencies of the Securities (defined in the Security Instrument). If required by the Rating Agencies or Lender, Borrower shall, at Borrower's expense, also deliver or cause to be delivered a


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

         non-consolidation opinion with respect to the Defeasance Obligor (as defined below) in form and substance satisfactory to Lender and the Rating Agencies;

                  (vii) Borrower shall have delivered to Lender a certificate that would be satisfactory to a prudent lender given by Borrower's independent certified public accountant (which accountant shall be satisfactory to Lender) certifying that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments; and

                  (viii) With respect to a Parking Defeasance, the following additional provisions and conditions shall apply:

                           (A) At the time Borrower requests such Parking
                  Release and at the time such Parking Release is granted, no Event of Default has occurred and is continuing;

                           (B) Borrower shall submit to Lender, not less than
                  fifteen (15) days prior to the date of such release, a release of such Parking Land from the lien of the Security Instrument for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Parking Land is located and contain standard provisions protecting the rights of the releasing lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such Release, together with an officer's certificate certifying that such documentation (i) is in compliance with applicable law, (ii) will effect such release in accordance with the terms of the Notes and the Security Instrument and this Agreement, and
                  (iii) will not impair or otherwise adversely affect the remaining real property or other collateral covered by the Security Instrument or the liens, security interests and other rights of Lender under the Notes and the Security Instrument or any Lease (as defined in the Security Instrument); and

                           (C) All requirements under all laws, statutes, rules
                  and regulations applicable to the Parking Land necessary to accomplish the release shall have been fulfilled, and evidence thereof has been delivered to the Lender.

                  (d) In connection with any Defeasance hereunder, Borrower shall (unless otherwise agreed to in writing by Lender), at Borrower's expense, establish or designate a successor entity, which shall be a single purpose, bankruptcy remote entity acceptable to a prudent lender, as such entity is described in Section 4.3 of the Security Instrument (the "DEFEASANCE OBLIGOR") and Borrower shall transfer and assign all obligations, rights and duties under and to the Notes or the Parking Note, as applicable, together with the pledged Defeasance Collateral to such Defeasance Obligor. Such Defeasance Obligor shall assume the obligations under the Notes or the Parking Note, as applicable, and any Defeasance Security Agreement, and Borrower shall be relieved of its obligations under such documents except with respect to any provisions of the Notes, the Security Instrument or the Other Security Documents which by their terms expressly survive payment of the Debt in full.


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

                  (e) Each of the obligations of the United States of America or other government securities that are part of the Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance that would be satisfactory to a prudent lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral a first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interests. Borrower shall authorize and direct that the payments received from such obligations shall be made directly to Lender or Lender's designee and applied to satisfy the obligations of Borrower or, if applicable, the Defeasance Obligor, under the Notes.

                  (f) The Defeasance Collateral shall generate payments on or prior to, but as close as possible to, the Business Day prior to each successive Monthly Payment Date after the date of the Defeasance upon which payments are required hereunder, in the case of a Complete Defeasance, or the Parking Note, in the case of a Parking Defeasance, and in amounts equal to or greater than the payments due on such dates (including, without limitation scheduled payments of principal, interest, and any other regularly scheduled amounts) together with the outstanding principal amount of the Notes or the Parking Note, as applicable, which would be outstanding on the Monthly Payment Date that is three
(3) months prior to the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Provided no Event of Default has occurred and is continuing, any portion of such monthly amounts generated by the Defeasance Collateral in excess of the Scheduled Defeasance Payments shall be remitted to Borrower.

                  (g) Notwithstanding any release of the Security Instrument granted pursuant to this Article 6 or any Defeasance hereunder, the Defeasance Obligor shall, and hereby agrees to be bound by and obligated under Sections 3.1, 7.2, 7.4(a) (excluding items (ix) through (xii) inclusive and those portions of xiii that relate to the Property), 11.2, and Articles 13 and 15 of the Security Instrument; provided, however, that all references therein to "Property" or "Personal Property" shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

                  (h) Any costs or expenses incurred or to be incurred in connection with the Defeasance and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Notes, or otherwise required to accomplish the Defeasance shall be paid by Borrower simultaneously with the occurrence of any Defeasance.

                  (i) The term "DEFEASANCE COLLATERAL" as used herein shall mean non-callable and non-redeemable securities evidencing an obligation to timely pay principal and interest in a full and timely manner that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (b) to the extent acceptable to the Rating Agencies, other "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended.

                  (j) Upon Borrower's compliance with all of the conditions to Defeasance and a Release set forth in Article 5(b) through (i), Lender shall release the Property or the Parking Land, as applicable, from the lien of the Security Instrument and the Other Security Documents

(or, at Borrower's request, assign such Security Instrument, or portion thereof in the case of a Parking Release, in a accordance with Section 22.8 of the Security Instrument), and, in the case of a Parking Release, Lender shall also release Parking LLC from and after the date of the Parking Release from its obligations under the Notes, the Security Instrument, the Agreement and the Other Security Documents, other than those obligations which are expressly intended to survive any satisfaction of the Debt. All costs and expenses of Lender incurred in connection with the Defeasance and Release, including, without limitation, Lenders' counsels' fees and expenses and any fees and expenses of the Rating Agencies, shall be paid by Borrower simultaneously with the delivery of the Release documentation.

                  (k) If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including, without limitation, an amount (the "DEFAULT CONSIDERATION") equal to the greater of (i) the amount (if any) which, when added to the outstanding principal amount of the Notes will be sufficient to purchase Defeasance Collateral providing the required Scheduled Defeasance Payments assuming a Complete Defeasance would be permitted hereunder, or (ii) three percent (3%) of the Default Prepayment. For purposes of this Agreement and the Notes, the term "DEFAULT PREPAYMENT" shall mean a prepayment of the principal amount of this Agreement and the Notes made after the acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring after an Event of Default or in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

                  (l) Notwithstanding anything to the contrary herein, (i) upon not less than fifteen (15) but not more than forty-five (45) days prior written notice Borrower may prepay the principal balance of the Notes in whole during the three (3) months prior to the Maturity Date and no prepayment consideration shall be due and payable in connection therewith, but Borrower shall be required to pay all other sums due hereunder and under the Security Instrument and the Other Security Documents together with all interest which would have accrued on the principal balance of the Notes after the date of prepayment to the next Monthly Payment Date (the "INTEREST SHORTFALL PAYMENT"), if such prepayment occurs on a date which is not a Monthly Payment Date; and (ii) if a complete or partial prepayment results from the application of insurance proceeds or condemnation awards pursuant to Sections 3.3, 3.6 or 4.4 of the Security Instrument (an "INVOLUNTARY PREPAYMENT"), no prepayment consideration or Default Consideration shall be due in connection therewith, but Borrower shall be required to pay all other sums due hereunder, including, without limitation, the Interest Shortfall Payment, if applicable. Upon an Involuntary Prepayment, the Monthly Debt Service Payment shall be recomputed at the Applicable Interest Rate and the outstanding principal balance of the Notes remaining following such prepayment, based upon an amortization schedule of twenty-seven (27) years less the period from June 1, 2001 to the date of such prepayment. In the event of any Involuntary Prepayment which constitutes a partial prepayment, such prepayment shall be applied by Lender first to the reduction of the principal sum of Note A1 and to the reduction of the principal sum on Note A2, on a pro-rata basis (based on the then outstanding principal balance of Note A1 and Note A2), until Note A1 and Note A2 are paid in full, and then, provided the outstanding principal balance of each of Note A1 and Note A2 is zero, to the reduction of the principal sum of Note B, until Note B is paid in full.


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

                              ARTICLE 7: SECURITY

                  (a) The Notes are secured by the Security Instrument and the Other Security Documents. The Security Instrument covers the fee and leasehold estate of Borrower in certain premises located in Kings County, State of New York, and other property, as more particularly described therein (collectively, the "PROPERTY") and intended to be duly recorded in said County. The term "OTHER SECURITY DOCUMENTS" as used in this Agreement and the Notes shall mean all and any of the documents, other than the Notes and the Security Instrument, now or hereafter executed by Borrower in favor of Lender, which wholly or partially secure or guarantee payment of the Notes or which were executed and/or delivered in connection with the origination of the Loan. Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

                  (b) All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Agreement and the Notes to the same extent and with the same force as if they were fully set forth herein.

                             ARTICLE 8: LATE CHARGE

                  If an Event of Default occurs with respect to a monetary obligation payable under this Agreement or the Notes, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the Other Security Documents, but without duplication of the amounts paid pursuant to Article 5 in respect of such payment.

                            ARTICLE 9: MISCELLANEOUS

                  (a) The Notes will be executed and delivered simultaneously herewith, and such Notes and this Agreement collectively shall serve to amend and restate the Original Note in its entirety in complete substitution (but not in satisfaction) for the Original Note, as amended by the terms, provisions and conditions contained in this Agreement. The principal indebtedness evidenced by Note A1, the principal indebtedness evidenced by Note A2 and the principal indebtedness evidenced by Note B constitute, in the aggregate, the same principal indebtedness evidenced by the Original Note and secured by the Security Instrument and do not create or secure any new or further indebtedness.

                  (b) Borrower hereby renews and extends its covenant and agreement to pay the indebtedness evidenced by the Original Note, as amended and restated, pursuant to this Agreement and the Notes, and Borrower hereby renews and extends its covenant and agreement to perform, comply with and be bound by each and every term and provision of the Original Note, as amended and restated by the terms of this Agreement and the Notes. Borrower hereby confirms that pursuant to the terms of the Security Instrument the Notes are cross-defaulted in that a default by Borrower in the payment or performance of any of its obligations under any of the Notes (after applicable notice and cure periods, if any) shall be a default under all of the Notes.

                  (c) Nothing contained in this Agreement, the Notes, the Security Instrument or the Other Security Documents shall be deemed to extinguish or increase the indebtedness evidenced by the Original Note and in no way acts as a release or relinquishment of the liens created by the Security Instrument or the Other Security Documents. Additionally, nothing contained in this Agreement, the Notes, the Security Instrument or the Other Security Documents shall be deemed a novation of the indebtedness evidenced by the Original Note.

                  (d) Each of Note A1, Note A2 and Note B, as amended by the terms, provisions and conditions contained in this Agreement, shall continue to be secured by the Security Instrument and shall collectively be referred to as the "Note" in the Security Instrument and in all of the Other Security Documents. Borrower confirms and agrees that the Notes, are, and shall continue to be, secured by the Security Instrument and by any other mortgages executed by Borrower or its predecessor-in-interest to secure the Original Note, as the same have been modified by the Security Instrument. Without in any way limiting the generality of the foregoing, Lender has, and shall continue to enjoy, all of the rights and remedies provided for in the Security Instrument, this Agreement, the Notes and the Other Security Documents as heretofore or contemporaneously herewith amended, restated and consolidated.

                  (e) Lender shall have the right to require Borrower to enter into additional modifications of the Notes in accordance with that certain Cooperation Letter dated May 31, 2001.

                  (f) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts laws and any applicable law of the United States of America.

                  (g) This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original without resulting in any duplication of obligations, however. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

                  (h) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

                  (i) All capitalized terms used in this Agreement which are not defined herein shall have the meanings ascribed to them in the Security Instrument and the Other Security Documents.

                  (j) Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Security Instrument and the Other Security Documents shall remain in full force and effect.

                  (k) All references in the Security Instrument and the Other Security Documents to Note shall mean the Notes, as amended by the terms, provisions and conditions contained in this Agreement.

                  (l) Unless otherwise defined in this Amendment, terms defined in the Security Instrument and the Other Security Documents shall have their defined meanings when used herein.

                  (m) The Notes, the Security Instrument and the Other Security Documents, as amended by the terms, provisions and conditions contained in this Agreement, constitute the entire and final agreement between the parties with respect to the subject matter thereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

                  (n) Borrower covenants and agrees that there is now due and owing on the Original Note the outstanding principal sum of $222,051,783.53, plus interest, and that there exist no defenses, counterclaims or offsets to its obligations for the payment of the indebtedness evidenced by the Original Note and secured by the Other Security Documents. The Security Instrument liens and all liens securing payment of the Notes are hereby modified, extended, renewed, carried forward in the amount of $222,051,783.53 and confirmed by Borrower in all respects and shall remain in full force and effect until the amount of the Notes then payable in accordance with the terms hereof, all accrued but unpaid interest, and all extensions, renewals and rearrangements thereof and all sums secured by the Notes, the Security Instrument and the Other Security Documents shall be fully and finally paid.

                  (o) In the event of a conflict or inconsistency between the terms of this Agreement and the Notes or the Security Instrument, the terms and provisions of this Agreement shall govern.

                  (p) Borrower hereby certifies to Lender the following facts knowing that Lender requires, and is relying upon, the representations contained in this paragraph being done at Lender's request:

                  (i) All interest due to Lender through but not including the date hereof has been paid or waived;

                  (ii) As of the date of execution hereof, Borrower has no, and waives any, defenses, rights of setoff, counterclaim, claims, or causes of action of any kind or description against Lender as holder of this Agreement and the Notes, with respect to (i) payment of the principal sum described therein, (ii) payment of interest under this Agreement and the Notes,

                  (iii) payment of any other sums due and payable under this Agreement and the Notes, the Security Instrument or any of the Other Security Documents, or (iv) the performance of any obligations under this Agreement, the Notes, the Security Instrument and the Other Security Documents; (iii) This Agreement and the Notes, the Security Instrument and the Other Security Documents are valid and enforceable against Borrower in accordance with their respective terms subject to principles of equity and applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights; and

                  (iv) It is understood and agreed that Lender, by virtue of executing this Agreement and the Notes, is not waiving any of its rights under the Security Instrument, this Agreement and the Notes or any of the Other Security Documents with respect to any defaults or Events of Default which may occur or arise from and after the date hereof.

                  (q) Borrower acknowledges and agrees that this Agreement and the Notes amend and restate the Original Note, evidences the same indebtedness evidenced thereby and creates no new or additional indebtedness, and that this Agreement and the Notes are not intended to, nor shall they be construed to, constitute a novation of the Original Note or the obligations contained therein.

                  (r) All recitals set forth on page 1 hereof are hereby incorporated in and made a part this Agreement and the Notes to the same extent as if herein set forth in full; provided, however, that said recitals shall not be deemed to modify the express provisions set forth herein.

                            ARTICLE 10: EXCULPATION

                  (a) Except as otherwise provided herein, in the Security Instrument, this Agreement or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Notes, the Security Instrument, this Agreement or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Notes, the Security Instrument, this Agreement, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by the Notes, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Notes and the Security Instrument, agrees that it shall not, except as otherwise provided in this Article 10, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with the Notes, the Other Security Documents, this Agreement or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Notes, the Other Security Documents, this Agreement or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of the Environmental Indemnity (as defined in the Security Instrument), or any guaranty executed in connection with the Notes, the Security Instrument, this Agreement or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on the Notes against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under the Security Instrument; provided, however, Lender shall only enforce such judgment to the extent of such insurance proceeds and/or condemnation awards.

                  (b) Notwithstanding the provisions of this Article 10 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, Indemnitor (as defined in the Security Instrument), Guarantor (as defined in the Security Instrument) or Vornado Realty Trust in connection with the execution and the delivery of the Notes, the Security Instrument, this Agreement or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits (including any such deposits, escrows or reserves deposited by tenants for tenant improvement work) or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards or the failure to refund any tax rebates due to any tenant no longer in occupancy at the Property; (v) to the extent of Rents from the Property, Borrower's failure to pay Taxes (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges, that can create prior liens on the Property; (vi) any act of physical waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (vii) Borrower's failure to comply with the provisions of Sections 4.2, 12.1 and 12.2 and Article 8 (other than a violation of Article 8 set forth in subsection (c) below) of the Security Instrument; (viii) Borrower's failure to comply with the provisions of Section 4.3 (other than Section 4.3(h)) of the Security Instrument; (ix) Borrower's amendment or modification to the Ground Lease (as defined in the Security Instrument) without the prior written consent of Lender; and (x) Borrower's amendment or modification to that certain Amended and Restated Construction Operation and Reciprocal Easement Agreement dated as of June 18, 1998 by and among Macy's Kings Plaza Real Estate, Inc. ("MACY'S"), Alexander's Kings Plaza Center, Inc. ("AKPC") and Alexander's Department Stores of Brooklyn, Inc. ("ADSB") and/or Supplemental Agreement dated June 18, 1998 by and among Macy's, AKPC and ADSB without the prior written consent of Lender.

                  (c) Notwithstanding the foregoing, (i) the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Article 8 of the Security Instrument caused by a Transfer of the Property in violation of such article or the placement of a voluntary Security Instrument lien against the Property, and (ii) the Debt shall be fully recourse to Borrower in the event that (A) Borrower files a voluntary petition under the Title 11 of the United States Bankruptcy Code (as amended, the "BANKRUPTCY CODE") or any other Federal or state bankruptcy or insolvency law; or (B) Guarantor or any other affiliate of Borrower which controls Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or from any Person, or (C) Borrower files an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (D) any affiliate which controls Borrower consents to or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any real property portion of the Property; or (E) Borrower makes an assignment for the benefit of creditors.

                  (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Notes, the Security Instrument, this Agreement and the Other Security Documents.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                        BORROWER:


                                        ALEXANDER'S KINGS PLAZA, LLC, a Delaware limited liability company


                                        By: /s/ Joseph Macnow
                                            -------------------------------
                                            Name:  Joseph Macnow
                                            Title:  Executive Vice President


                                        ALEXANDER'S OF KINGS, LLC, a Delaware
                                        limited liability company


                                        By: /s/ Joseph Macnow
                                            --------------------------------
                                            Name:  Joseph Macnow
                                            Title:  Executive Vice President


                                        KINGS PARKING, LLC, a Delaware limited
                                        liability company


                                        By: /s/ Joseph Macnow
                                            ---------------------------------
                                            Name:  Joseph Macnow
                                            Title: Executive Vice President

                                        LENDER:


                                        JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation


                                        By: /s/ Michael Mesard
                                            ----------------------------------
                                            Name: Michael Mesard
                                            Title Vice President

                                    Exhibit A

                       (Attach the Amortization Schedule)

                     AMENDED AND RESTATED PROMISSORY NOTE A1

$90,403,847.00                                               New York, New York
                                                              November 26, 2001

                  THIS AMENDED AND RESTATED PROMISSORY NOTE A1 (this "NOTE A1") is made this 26th day of November, 2001, by and between ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER") to JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation having its principal place of business at 270 Park Avenue, New York, New York 10017, as payee ("LENDER").

                                 R E C I T A L S


                  WHEREAS, on May 31, 2001 Lender made a loan (the "LOAN") in the aggregate principal amount of $223,000,000.00 to Borrower, which Loan was evidenced by that certain Amended, Restated and Consolidated Promissory Note dated as of May 31, 2001 (the "ORIGINAL NOTE"), and secured by, among other things, that certain Amended, Restated and Consolidated Security Instrument Security Agreement dated as of May 31, 2001 (the "SECURITY INSTRUMENT").


                  WHEREAS, that certain Note Modification and Severance Agreement dated as of the date hereof (the "MODIFICATION AGREEMENT"), severs the indebtedness evidenced by the Original Note into three separate and distinct obligations of indebtedness evidenced by (a) this Note A1 evidencing the principal sum of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), (b) that certain Amended and Restated Promissory Note A2 dated as of FIFTY MILLION and No/100 Dollars ($50,000,000.00) ("NOTE A2") and (c) that certain Amended and Restated Promissory Note B dated as of the date hereof evidencing the principal sum of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53) ("NOTE B").


                  NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:

A. Borrower's indebtedness is NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), as evidenced by this Note A1 in the principal amount of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), together with interest thereon as hereinafter provided.

B. Borrower and Lender hereby agree that the portion of the Original Note having been severed pursuant to the Modification Agreement into this Note A1 is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note A1 (hereafter, this "NOTE") to read as follows:

                               PROMISSORY NOTE A1


$90,403,847.00                                               New York, New York
                                                              November 26, 2001

                  FOR VALUE RECEIVED ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER"), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as payee ("LENDER") or at such other place as the holder hereof may from time to time designate in writing, the principal sum of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Note Modification and Severance Agreement dated as of the date hereof between Borrower and Lender (the "MODIFICATION AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Security Instrument or the Modification Agreement, as applicable.

                            ARTICLE 1: PAYMENT TERMS

                  Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Modification Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note may be released and/or defeased in accordance with the Modification Agreement.

                      ARTICLE 2: OTHER SECURITY DOCUMENTS

                  This Note is secured by the Security Instrument, the Modification Agreement and the Other Security Documents. All of the terms, covenants and conditions contained in the Security Instrument, the Modification Agreement, and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note or the Security Instrument and the Modification Agreement, the terms and provisions of the Modification Agreement shall govern.

                           ARTICLE 3: SAVINGS CLAUSE

                  This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                           ARTICLE 4: NO ORAL CHANGE:

                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                     ARTICLE 5: JOINT AND SEVERAL LIABILITY

                  If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                               ARTICLE 6: WAIVERS

                  Except as otherwise provided in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. Except in connection with a Defeasance, no release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. If Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

                              ARTICLE 7: TRANSFER

                  Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Modification Agreement, the Security Instrument or the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                        ARTICLE 8 WAIVER OF TRIAL BY JURY

                  BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                             ARTICLE 9 EXCULPATION

                  (a) Except as otherwise provided herein, in the Security Instrument, the Modification Agreement or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Modification Agreement, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in this Article 9, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents, the Modification Agreement or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents, the Modification Agreement or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of the Environmental Indemnity (as defined in the Security Instrument), or any guaranty executed in connection with this Note, the Security Instrument, the Modification Agreement or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on this Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under the Security Instrument; provided, however, Lender shall only enforce such judgment to the extent of such insurance proceeds and/or condemnation awards.

                  (b) Notwithstanding the provisions of this Article 9 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, Indemnitor (as defined in the Security Instrument), Guarantor (as defined in the Security Instrument) or Vornado Realty Trust in connection with the execution and the delivery of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents;
(ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits (including any such deposits, escrows or reserves deposited by tenants for tenant improvement work) or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards or the failure to refund any tax rebates due to any tenant no longer in occupancy at the Property; (v) to the extent of Rents from the Property, Borrower's failure to pay Taxes (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges, that can create prior liens on the Property; (vi) any act of physical waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (vii) Borrower's failure to comply with the provisions of Sections 4.2, 12.1 and 12.2 and Article 8 (other than a violation of Article 8 set forth in subsection (c) below) of the Security Instrument; (viii) Borrower's failure to comply with the provisions of Section 4.3 (other than Section 4.3(h)) of the Security Instrument; (ix) Borrower's amendment or modification to the Ground Lease (as defined in the Security Instrument) without the prior written consent of Lender; and (x) Borrower's amendment or modification to that certain Amended and Restated Construction Operation and Reciprocal Easement Agreement dated as of June 18, 1998 by and among Macy's Kings Plaza Real Estate, Inc. ("MACY'S"), Alexander's Kings Plaza Center, Inc. ("AKPC") and Alexander's Department Stores of Brooklyn, Inc. ("ADSB") and/or Supplemental Agreement dated June 18, 1998 by and among Macy's, AKPC and ADSB without the prior written consent of Lender.

                  (c) Notwithstanding the foregoing, (i) the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Article 8 of the Security Instrument caused by a Transfer of the Property in violation of such article or the placement of a voluntary mortgage lien against the Property, and (ii) the Debt shall be fully recourse to Borrower in the event that (A) Borrower files a voluntary petition under the Title 11 of the United States Bankruptcy Code (as amended, the "BANKRUPTCY CODE") or any other Federal or state bankruptcy or insolvency law; or (B) Guarantor or any other affiliate of Borrower which controls Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or from any Person, or (C) Borrower files an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (D) any affiliate which controls Borrower consents to or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any real property portion of the Property; or (E) Borrower makes an assignment for the benefit of creditors.

                  (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument, the Modification Agreement and the Other Security Documents.

                             ARTICLE 10: AUTHORITY

                  Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument, the Modification Agreement and the Other Security Documents and that this Note, the Security Instrument, the Modification Agreement and the Other Security Documents constitute valid and binding obligations of Borrower.

                           ARTICLE 11: APPLICABLE LAW

                  This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                         ARTICLE 12: SERVICE OF PROCESS

                  (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (ii) Borrower initially and irrevocably designates its Chief Financial Officer with offices on the date hereof at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652 to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note; provided that a copy will be simultaneously provided to Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, Attention: Vice President for Real Estate.

                  (b) With respect to any claim or action arising hereunder or under the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                            ARTICLE 13: COUNSEL FEES

                  In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                              ARTICLE 14: NOTICES

                  All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to Borrower:  ALEXANDER'S KINGS PLAZA, LLC
                           ALEXANDER'S OF KINGS, LLC and
                           KINGS PARKING, LLC
                           c/o Vornado Realty Trust
                           210 Route 4 East
                           Paramus, New Jersey 07652
                           Attention:  Chief Financial Officer
                           Facsimile No.:  (201) 708-6210

                  With a copy to:  Winston & Strawn
                           200 Park Avenue
                           New York, New York 10166
                           Attention:  Peter J. Korda, Esq.
                           Facsimile No.:  (212) 294-4700

                                       and

                           Vornado Realty Trust
                           210 Route 4 East
                           Paramus, New Jersey 07652
                           Attention:  Vice President for Real Estate
                           Facsimile No.:  (201) 708-6207

                  If to Lender: JPMorgan Chase Bank,
                           successor by merger to Morgan Guaranty
                            Trust Company of New York
                           Commercial Mortgage Finance Group
                           60 Wall Street
                           New York, New York 10260
                           Attention:  Nancy Alto
                           Facsimile No.:  (212) 648-5274

                                       and

                           JPMorgan Chase Bank,
                           successor by merger to
                           Morgan Guaranty Trust Company of New York
                           Legal Department
                           270 Park Avenue, 39th Floor
                           New York, New York 10017
                           Attention:  Ronald A. Wilcox, Esq.
                           Facsimile No.:  (212) 270-2934

                  With a copy to:  Cadwalader, Wickersham & Taft
                           100 Maiden Lane
                           New York, New York 10038
                           Attention:  William P. McInerney, Esq.
                           Facsimile No.:  (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  "BUSINESS DAY" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

                           ARTICLE 15: MISCELLANEOUS

                  (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.

                  (c) All recitals set forth on page 1 hereof are hereby incorporated in and made a part of this Note to the same extent as if herein set forth in full; provided, however, that said recitals shall not be deemed to modify the express provisions set forth herein.


                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.


                                          BORROWER:

                                          ALEXANDER'S KINGS PLAZA, LLC, a
                                             Delaware limited liability company



                                          By:  /s/ Joseph Macnow
                                               ---------------------------
                                               Name:  Joseph Macnow
                                               Title: Executive President


                                          ALEXANDER'S OF KINGS, LLC, a Delaware
                                               limited liability company



                                          By:  /s/ Joseph Macnow
                                               ---------------------------
                                               Name:  Joseph Macnow
                                               Title: Executive President


                                          KINGS PARKING, LLC, a Delaware limited
                                               liability company



                                          By:  /s/ Joseph Macnow
                                               ---------------------------
                                               Name:  Joseph Macnow
                                               Title:  Executive President

                     AMENDED AND RESTATED PROMISSORY NOTE A2

$50,000,000.00                                                New York, New York
                                                               November 26, 2001

            THIS AMENDED AND RESTATED PROMISSORY NOTE A2 (this "NOTE A2") is made this 26th day of November, 2001, by and between ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER") to JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as payee ("LENDER").

                                 R E C I T A L S


            WHEREAS, on May 31, 2001 Lender made a loan (the "LOAN") in the aggregate principal amount of $223,000,000.00 to Borrower, which Loan was evidenced by that certain Amended, Restated and Consolidated Promissory Note dated as of May 31, 2001 (the "ORIGINAL NOTE"), and secured by, among other things, that certain Amended, Restated and Consolidated Security Instrument Security Agreement dated as of May 31, 2001 (the "SECURITY INSTRUMENT").

            WHEREAS, that certain Note Modification and Severance Agreement dated as of the date hereof (the "MODIFICATION AGREEMENT") severs the indebtedness evidenced by the Original Note into three separate and distinct obligations of indebtedness evidenced by (a) this Note A2 evidencing the principal sum of FIFTY MILLION and No/100 ($50,000,000.00), (b) that certain Amended and Restated Promissory Note A1 dated as of the date hereof evidencing the principal sum of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00) ("NOTE A1") and (c) that certain Amended and Restated Promissory Note B dated as of the date hereof evidencing the principal sum of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53) ("NOTE B").

            NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:

A. Borrower's indebtedness is FIFTY MILLION and No/100 ($50,000,000.00) as evidenced by this Note A2 in the principal amount of FIFTY MILLION and No/100 ($50,000,000.00), together with interest thereon as hereinafter provided.

B. Borrower and Lender hereby agree that the portion of the Original Note having been severed pursuant to the Modification Agreement into this Note A2 is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note A2 (hereafter, this "NOTE") to read as follows:

                               PROMISSORY NOTE A2


$50,000,000.00                                                New York, New York
                                                               November 26, 2001

            FOR VALUE RECEIVED ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER"), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as payee ("LENDER") or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FIFTY MILLION and NO/100 ($50,000,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Note Modification and Severance Agreement dated as of the date hereof between Borrower and Lender (the "MODIFICATION AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Security Instrument or the Modification Agreement, as applicable.

                            ARTICLE 1: PAYMENT TERMS

            Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Modification Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note may be released and/or defeased in accordance with the Modification Agreement.

                      ARTICLE 2: OTHER SECURITY DOCUMENTS

            This Note is secured by the Security Instrument, the Modification Agreement and the Other Security Documents. All of the terms, covenants and conditions contained in the Security Instrument, the Modification Agreement, and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note or the Security Instrument and the Modification Agreement, the terms and provisions of the Modification Agreement shall govern.

                           ARTICLE 3: SAVINGS CLAUSE

            This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                           ARTICLE 4: NO ORAL CHANGE

            This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                     ARTICLE 5: JOINT AND SEVERAL LIABILITY

            If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                               ARTICLE 6: WAIVERS

            Except as otherwise provided in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. Except in connection with a Defeasance, no release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. If Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

                              ARTICLE 7: TRANSFER

            Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Modification Agreement, the Security Instrument or the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                       ARTICLE 8: WAIVER OF TRIAL BY JURY

            BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                             ARTICLE 9: EXCULPATION

            (a) Except as otherwise provided herein, in the Security Instrument, the Modification Agreement or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Modification Agreement, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in this Article 9, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents, the Modification Agreement or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents, the Modification Agreement or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of the Environmental Indemnity (as defined in the Security Instrument), or any guaranty executed in connection with this Note, the Security Instrument, the Modification Agreement or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on this Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under the Security Instrument; provided, however, Lender shall only enforce such judgment to the extent of such insurance proceeds and/or condemnation awards.


            (b) Notwithstanding the provisions of this Article 9 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, Indemnitor (as defined in the Security Instrument), Guarantor (as defined in the Security Instrument) or Vornado Realty Trust in connection with the execution and the delivery of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents;
(ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits (including any such deposits, escrows or reserves deposited by tenants for tenant improvement work) or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards or the failure to refund any tax rebates due to any tenant no longer in occupancy at the Property; (v) to the extent of Rents from the Property, Borrower's failure to pay Taxes (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges, that can create prior liens on the Property; (vi) any act of physical waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (vii) Borrower's failure to comply with the provisions of Sections 4.2, 12.1 and 12.2 and Article 8 (other than a violation of Article 8 set forth in subsection (c) below) of the Security Instrument; (viii) Borrower's failure to comply with the provisions of Section 4.3 (other than Section 4.3(h)) of the Security Instrument; (ix) Borrower's amendment or modification to the Ground Lease (as defined in the Security Instrument) without the prior written consent of Lender; and (x) Borrower's amendment or modification to that certain Amended and Restated Construction Operation and Reciprocal Easement Agreement dated as of June 18, 1998 by and among Macy's Kings Plaza Real Estate, Inc. ("MACY'S"), Alexander's Kings Plaza Center, Inc. ("AKPC") and Alexander's Department Stores of Brooklyn, Inc. ("ADSB") and/or Supplemental Agreement dated June 18, 1998 by and among Macy's, AKPC and ADSB without the prior written consent of Lender.


            (c) Notwithstanding the foregoing, (i) the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Article 8 of the Security Instrument caused by a Transfer of the Property in violation of such article or the placement of a voluntary mortgage lien against the Property, and (ii) the Debt shall be fully recourse to Borrower in the event that (A) Borrower files a voluntary petition under the Title 11 of the United States Bankruptcy Code (as amended, the "BANKRUPTCY CODE") or any other Federal or state bankruptcy or insolvency law; or (B) Guarantor or any other affiliate of Borrower which controls Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or from any Person, or (C) Borrower files an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (D) any affiliate which controls Borrower consents to or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any real property portion of the Property; or (E) Borrower makes an assignment for the benefit of creditors.

            (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument, the Modification Agreement and the Other Security Documents.

                             ARTICLE 10: AUTHORITY

            Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument, the Modification Agreement and the Other Security Documents and that this Note, the Security Instrument, the Modification Agreement and the Other Security Documents constitute valid and binding obligations of Borrower.

                           ARTICLE 11: APPLICABLE LAW

            This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                         ARTICLE 12: SERVICE OF PROCESS

            (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.


                  (ii) Borrower initially and irrevocably designates its Chief Financial Officer with offices on the date hereof at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652 to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note; provided that a copy will be simultaneously provided to Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, Attention: Vice President for Real Estate.

            (b) With respect to any claim or action arising hereunder or under the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
            (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                            ARTICLE 13: COUNSEL FEES

            In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                              ARTICLE 14: NOTICES

            All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            If to Borrower: ALEXANDER'S KINGS PLAZA, LLC
                  ALEXANDER'S OF KINGS, LLC and
                  KINGS PARKING, LLC
                  c/o Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention: Chief Financial Officer
                  Facsimile No.: (201) 708-6210

            With a copy to:  Winston & Strawn
                  200 Park Avenue
                  New York, New York 10166
                  Attention: Peter J. Korda, Esq.
                  Facsimile No.: (212) 294-4700

                                       and

                  Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention: Vice President for Real Estate
                  Facsimile No.: (201) 708-6207

            If to Lender: JPMorgan Chase Bank,
                  successor by merger to Morgan Guaranty
                   Trust Company of New York
                  Commercial Mortgage Finance Group
                  60 Wall Street
                  New York, New York 10260
                  Attention: Nancy Alto
                  Facsimile No.: (212) 648-5274

                                       and

                  JPMorgan Chase Bank,
                  successor by merger to
                  Morgan Guaranty Trust Company of New York
                  Legal Department
                  270 Park Avenue, 39th Floor
                  New York, New York 10017
                  Attention: Ronald A. Wilcox, Esq.
                  Facsimile No.: (212) 270-2934

            With a copy to: Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York 10038
                  Attention: William P. McInerney, Esq.
                  Facsimile No.: (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties.

            Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

            "BUSINESS DAY" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

                           ARTICLE 15: MISCELLANEOUS

            (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

            (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.

            (c) All recitals set forth on page 1 hereof are hereby incorporated in and made a part of this Note to the same extent as if herein set forth in full; provided, however, that said recitals shall not be deemed to modify the express provisions set forth herein.


                        [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                    BORROWER


                                    BORROWER:

                                    ALEXANDER'S KINGS PLAZA, LLC, a Delaware
                                       limited liability company



                                    By:   /s/ Joseph Macnow
                                       ----------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    ALEXANDER'S OF KINGS, LLC, a Delaware
                                       limited liability company



                                    By:   /s/ Joseph Macnow
                                       ----------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    KINGS PARKING, LLC, a Delaware limited
                                       liability company



                                    By:   /s/ Joseph Macnow
                                       ----------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President

                     AMENDED AND RESTATED PROMISSORY NOTE B


$81,647,936.53                                                New York, New York
                                                               November 26, 2001

            THIS AMENDED AND RESTATED PROMISSORY NOTE B (this "NOTE B") is made this 26th day of November, 2001, by and between ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER") to JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as payee ("LENDER").

                                 R E C I T A L S


            WHEREAS, on May 31, 2001 Lender made a loan (the "LOAN") in the aggregate principal amount of $223,000,000.00 to Borrower, which Loan was evidenced by that certain Amended, Restated and Consolidated Promissory Note dated as of May 31, 2001 (the "ORIGINAL NOTE"), and secured by, among other things, that certain Amended, Restated and Consolidated Security Instrument Security Agreement dated as of May 31, 2001 (the "SECURITY INSTRUMENT").

            WHEREAS, that certain Note Modification and Severance Agreement dated as of the date hereof (the "MODIFICATION AGREEMENT") severs the indebtedness evidenced by the Original Note into three separate and distinct obligations of indebtedness evidenced by (a) this Note B evidencing the principal sum of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53), (b) that certain Amended and Restated Promissory Note A1 dated as of the date hereof evidencing the principal sum of NINETY MILLION FOUR HUNDRED THREE THOUSAND EIGHT HUNDRED FORTY SEVEN and No/100 Dollars ($90,403,847.00), ("NOTE A1"), and (c) that certain Amended and Restated Promissory Note A2 dated as of the date hereof evidencing the principal sum of FIFTY MILLION and No/100 Dollars ($50,000,000.00) ("NOTE A2").

            NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:

A. Borrower's indebtedness is EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53), as evidenced by this Note B in the principal amount of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53), together with interest thereon as hereinafter provided.

B. Borrower and Lender hereby agree that the portion of the Original Note having been severed pursuant to the Modification Agreement into this Note B is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note B (hereafter, this "NOTE") to read as follows:

                                PROMISSORY NOTE B


$81,647,936.53                                                New York, New York
                                                               November 26, 2001

            FOR VALUE RECEIVED ALEXANDER'S KINGS PLAZA, LLC ("PLAZA LLC"), a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC ("KINGS LLC"), a Delaware limited liability company, and KINGS PARKING, LLC ("PARKING LLC"), a Delaware limited liability company, each having its principal place of business at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, as maker (Plaza LLC, Kings LLC and Parking LLC are collectively referred to as "BORROWER"), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, as payee ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of EIGHTY ONE MILLION SIX HUNDRED FORTY SEVEN THOUSAND NINE HUNDRED THIRTY SIX and 53/100 Dollars ($81,647,936.53), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Note Modification and Severance Agreement dated as of the date hereof between Borrower and Lender (the "MODIFICATION AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Security Instrument or the Modification Agreement, as applicable.

                            ARTICLE 1: PAYMENT TERMS

            Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Modification Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note may be released and/or defeased in accordance with the Modification Agreement.

                      ARTICLE 2: OTHER SECURITY DOCUMENTS

            This Note is secured by the Security Instrument, the Modification Agreement and the Other Security Documents. All of the terms, covenants and conditions contained in the Security Instrument, the Modification Agreement, and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note or the Security Instrument and the Modification Agreement, the terms and provisions of the Modification Agreement shall govern.

                           ARTICLE 3: SAVINGS CLAUSE

            This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                           ARTICLE 4: NO ORAL CHANGE:

            This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                     ARTICLE 5: JOINT AND SEVERAL LIABILITY

            If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                               ARTICLE 6: WAIVERS

            Except as otherwise provided in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. Except in connection with a Defeasance, no release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents. If Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

                              ARTICLE 7: TRANSFER

            Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Modification Agreement, the Security Instrument or the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                       ARTICLE 8: WAIVER OF TRIAL BY JURY

            BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                             ARTICLE 9: EXCULPATION

            (a) Except as otherwise provided herein, in the Security Instrument, the Modification Agreement or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument, the Modification Agreement or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Modification Agreement, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in this Article 9, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents, the Modification Agreement or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents, the Modification Agreement or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of the Environmental Indemnity (as defined in the Security Instrument), or any guaranty executed in connection with this Note, the Security Instrument, the Modification Agreement or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on this Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under the Security Instrument; provided, however, Lender shall only enforce such judgment to the extent of such insurance proceeds and/or condemnation awards.

            (b) Notwithstanding the provisions of this Article 9 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, Indemnitor (as defined in the Security Instrument), Guarantor (as defined in the Security Instrument) or Vornado Realty Trust in connection with the execution and the delivery of this Note, the Security Instrument, the Modification Agreement or the Other Security Documents;
(ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits (including any such deposits, escrows or reserves deposited by tenants for tenant improvement work) or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards or the failure to refund any tax rebates due to any tenant no longer in occupancy at the Property; (v) to the extent of Rents from the Property, Borrower's failure to pay Taxes (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges, that can create prior liens on the Property; (vi) any act of physical waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (vii) Borrower's failure to comply with the provisions of Sections 4.2, 12.1 and 12.2 and Article 8 (other than a violation of Article 8 set forth in subsection (c) below) of the Security Instrument; (viii) Borrower's failure to comply with the provisions of Section 4.3 (other than Section 4.3(h)) of the Security Instrument; (ix) Borrower's amendment or modification to the Ground Lease (as defined in the Security Instrument) without the prior written consent of Lender; and (x) Borrower's amendment or modification to that certain Amended and Restated Construction Operation and Reciprocal Easement Agreement dated as of June 18, 1998 by and among Macy's Kings Plaza Real Estate, Inc. ("MACY'S"), Alexander's Kings Plaza Center, Inc. ("AKPC") and Alexander's Department Stores of Brooklyn, Inc. ("ADSB") and/or Supplemental Agreement dated June 18, 1998 by and among Macy's, AKPC and ADSB without the prior written consent of Lender.


            (c) Notwithstanding the foregoing, (i) the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Article 8 of the Security Instrument caused by a Transfer of the Property in violation of such article or the placement of a voluntary mortgage lien against the Property, and (ii) the Debt shall be fully recourse to Borrower in the event that (A) Borrower files a voluntary petition under the Title 11 of the United States Bankruptcy Code (as amended, the "BANKRUPTCY CODE") or any other Federal or state bankruptcy or insolvency law; or (B) Guarantor or any other affiliate of Borrower which controls Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or from any Person, or (C) Borrower files an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (D) any affiliate which controls Borrower consents to or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any real property portion of the Property; or (E) Borrower makes an assignment for the benefit of creditors.

            (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument, the Modification Agreement and the Other Security Documents.


                             ARTICLE 10: AUTHORITY

            Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument, the Modification Agreement and the Other Security Documents and that this Note, the Security Instrument, the Modification Agreement and the Other Security Documents constitute valid and binding obligations of Borrower.

                           ARTICLE 11: APPLICABLE LAW

            This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                         ARTICLE 12: SERVICE OF PROCESS

            (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (ii) Borrower initially and irrevocably designates its Chief Financial Officer with offices on the date hereof at c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652 to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note; provided that a copy will be simultaneously provided to Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, Attention: Vice President for Real Estate.


            (b) With respect to any claim or action arising hereunder or under the Security Instrument, the Modification Agreement or the Other Security Documents, Borrower (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
            (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                            ARTICLE 13: COUNSEL FEES

            In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                              ARTICLE 14: NOTICES

            All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            If to Borrower: ALEXANDER'S KINGS PLAZA, LLC
                  ALEXANDER'S OF KINGS, LLC and
                  KINGS PARKING, LLC
                  c/o Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention: Chief Financial Officer
                  Facsimile No.: (201) 708-6210

            With a copy to: Winston & Strawn
                  200 Park Avenue
                  New York, New York 10166
                  Attention: Peter J. Korda, Esq.
                  Facsimile No.: (212) 294-4700

                                       and

                  Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention: Vice President for Real Estate
                  Facsimile No.: (201) 708-6207

            If to Lender: JPMorgan Chase Bank,
                  successor by merger to
                  Morgan Guaranty Trust Company of New York
                  Commercial Mortgage Finance Group
                  60 Wall Street
                  New York, New York 10260
                  Attention: Nancy Alto
                  Facsimile No.: (212) 648-5274

                                       and

                  JPMorgan Chase Bank,
                  successor by merger to
                  Morgan Guaranty Trust Company of New York
                  Legal Department
                  270 Park Avenue, 39th Floor
                  New York, New York 10017
                  Attention: Ronald A. Wilcox, Esq.
                  Facsimile No.: (212) 270-2934

            With a copy to: Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York 10038
                  Attention: William P. McInerney, Esq.
                  Facsimile No.: (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties.

            Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

            "BUSINESS DAY" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

                           ARTICLE 15: MISCELLANEOUS

            (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

            (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.

            (c) All recitals set forth on page 1 hereof are hereby incorporated in and made a part of this Note to the same extent as if herein set forth in full; provided, however, that said recitals shall not be deemed to modify the express provisions set forth herein.


                        [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                    BORROWER


                                    BORROWER:

                                    ALEXANDER'S KINGS PLAZA, LLC, a Delaware
                                       limited liability company



                                    By:  /s/ Joseph Macnow
                                       -------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    ALEXANDER'S OF KINGS, LLC, a Delaware
                                       limited liability company



                                    By:  /s/ Joseph Macnow
                                       -------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President


                                    KINGS PARKING, LLC, a Delaware limited
                                       liability company




                                    By:  /s/ Joseph Macnow
                                       -------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive President

                    CONSENT AND REAFFIRMATION OF INSTRUMENTS

            As of November 26, 2001, the undersigned, ALEXANDER'S, INC., a Delaware corporation ("Guarantor 1") is a guarantor under that certain Guaranty ("Guaranty") dated as of May 31, 2001; and ALEXANDER'S KINGS PLAZA, LLC, ALEXANDER'S OF KINGS, LLC, and KINGS PARKING, LLC, each a Delaware limited liability company (collectively, "Guarantor 2"), and Guarantor 1 are all parties to that certain Environmental Indemnity Agreement ("Environmental Agreement") dated as of May 31, 2001, and Guarantor 1 and Guarantor 2 (collectively, "Guarantors") do hereby:

      (i) Consent to and acknowledge the execution and delivery of the Note Modification and Severance Agreement made by Borrower and Lender on the date hereof (the "Agreement") and acknowledge and agree that the Agreement does not and shall not impair, reduce or adversely affect the obligations of Guarantor 1 under the Guaranty or the obligations of the Guarantors under the Environmental Agreement.

      (ii) Warrant and represent that there are no defenses, offsets or counterclaims with respect to Guarantor 1's obligations under the Guaranty or the Guarantors' obligations under the Environmental Agreement.

      (iii) Consent to and acknowledge that the obligations contained in the Guaranty and the Environmental Agreement, as applicable, are continuing and in full force and effect.

This Consent and Reaffirmation of Instruments is for convenience only and shall not be construed as a requirement of law.

          [The balance of this page has been intentionally left blank]

            The party hereto has caused this Consent and Reaffirmation of Instruments to be duly executed by their duly authorized representative, as of the day and year first above written.


                                       GUARANTOR 1:


                                       ALEXANDER'S, INC.,
                                          a Delaware Corporation


                                       By:     /s/ Joseph Macnow
                                          -------------------------------
                                          Name: Joseph Macnow
                                          Title: Executive Vice President

            The parties hereto have caused this Consent and Reaffirmation of Instruments to be duly executed by their duly authorized representatives, except with respect to any terms hereof which pertain solely and only to the Guaranty, as of the day and year first above written.


                                       GUARANTOR 2:


                                       ALEXANDER'S KINGS PLAZA, LLC,
                                          a Delaware limited liability company


                                       By:       /s/ Joseph Macnow
                                          -------------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President


                                       ALEXANDER'S OF KINGS, LLC,
                                          a Delaware limited liability company


                                       By:       /s/ Joseph Macnow
                                          -------------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President


                                       KINGS PARKING, LLC,
                                          a Delaware limited liability company


                                       By:       /s/ Joseph Macnow
                                          -------------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President